AMENDMENT NO. 1


                                       TO


                                OMNIBUS AGREEMENT


                                     BETWEEN


                            PENN OCTANE CORPORATION,

                                RIO VISTA GP LLC,


                         RIO VISTA ENERGY PARTNERS L.P.


                                       AND


                      RIO VISTA OPERATING PARTNERSHIP L.P.


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                                 AMENDMENT NO. 1
                              TO OMNIBUS AGREEMENT

     THIS  AMENDMENT  NO.  1  TO OMNIBUS AGREEMENT (this "Agreement") is entered
                                                          ---------
into effective as of September 16, 2004 by and among Penn Octane Corporation, a Delaware corporation ("POCC"), Rio Vista GP LLC, a Delaware limited liability
                         ----
company  (the  "General  Partner"),  Rio  Vista Energy Partners L.P., a Delaware
                ----------------
limited  partnership  (the  "Partnership"),  and Rio Vista Operating Partnership
                             -----------
L.P.  (the  "Operating  Partnership").  The  above-named  entities are sometimes
             ----------------------
referred  to  in  this  Agreement  each  as  a  "Party"  and collectively as the
                                                 -----
"Parties."
 -------

                                    RECITALS:

     WHEREAS, each of the Parties is a party to that certain Omnibus Agreement dated as of September 16, 2004 (the "Original Agreement");
                                            -------------------

     WHEREAS, it was and is the intent of the Parties under Section 2.2(b)(i) of
                                                             ---------------
the Original Agreement that the Partnership indemnify, defend and hold harmless the POCC Entities from and against any Losses arising out of events or conditions associated with the operation of the Assets rather than the Assets and the Business as set forth in the Original Agreement;

     WHEREAS, it was and is the intent of the Parties that the definition of "Business" in the Original Agreement means the business conducted through the use of the Assets;

     WHEREAS, the Parties desire to amend the Original Agreement to reflect their intent with respect to such indemnity and definition of Business; and

     WHEREAS,  in  accordance  with  Section  4.7 of the Original Agreement, the
                                     ------------
amendment to the Original Agreement effected by this Agreement has been approved by the Conflicts Committee.

     NOW THEREFORE, in consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

     1. Capitalized terms used in this Agreement shall have the same meanings as set forth in the Original Agreement unless otherwise defined herein.

     2.  The  definition of "Business" in Article I of the Original Agreement is
                                          ---------
hereby replaced, amended, restated and superseded in its entirety with the following:

          "Business" means the business conducted through the use of the Assets,
           --------
          including (i) providing transportation, terminalling and distribution services for hydrocarbon products and by-products, and (ii) marketing and selling hydrocarbon products and by-products.

     3. Section 2.2(b)(i) of the Original Agreement is hereby replaced, amended,
        ------------------
estated  and  superseded  in  its  entirety  with  the  following:

     "(i)  the  operation  of  the  Assets,"


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     4.  Any  and  all of the terms and conditions of the Original Agreement are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications contained in this Agreement.

     5. Except as modified hereby, all of the provisions of the Original Agreement are hereby ratified and confirmed and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Omnibus Agreement in multiple counterparts, each of which shall be deemed an original, as of the date and year first above written.

                                    RIO VISTA ENERGY PARTNERS, L.P.

                                    By: RIO VISTA GP LLC,
                                        On behalf of itself and on behalf of
                                        Partnership as its General Partner

                                        By: Richard Shore, Jr.
                                            -------------------------------
                                        Name: Richard Shore, Jr.
                                        Title: President


                                    RIO VISTA OPERATING PARTNERSHIP L.P.

                                    By: RIO VISTA OPERATING GP LLC

                                    By: RIO VISTA ENERGY PARTNERS
                                    L.P., its sole member

                                        By: RIO VISTA GP LLC

                                        By: Richard Shore, Jr.
                                           -------------------------------
                                            Richard Shore, Jr.,
                                            President

                                    PENN  OCTANE  CORPORATION


                                    By: Jerome  B.  Richter
                                        -------------------
                                    Name: Jerome B. Richter
                                    Title: Chief Executive Officer


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